UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 5, 2008

Double-Take Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33184	20-0230046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
257 Turnpike Road, Suite 210 Southborough, Massachusetts	01772
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code	877-335-5674

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)::

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On February 5, 2008 Double-Take Software, Inc. issued a press release reporting Fourth Quarter and Year End 2007 Financial Results

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(c)          Exhibits

99.1        Press Release issued by Double-Take Software, Inc. dated February 5, 2008 announcing financial results for the quarter ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Double-Take Software, Inc.

Date:	February 5, 2008	/s/ Craig Huke
Vice President and Chief Financial Officer